Long-term Investments	6 Months Ended
Jun. 30, 2021
Equity Method Investments And Joint Ventures [Abstract]
Long-term investments
15.	Long-term investments

In October 2018, the Company made an equity investment in a privately-held company, Maya System, Inc. (the “Maya”), which provides cloud SIM related services in Japan, including sale of products and maintenance. The Company acquired 49.00% equity interest of Maya with total consideration of JPY49,000 thousands. The Group classified Maya as an equity method investment as it has significant influence over Maya. The consideration was mainly attributed to trademark, customer relationship and goodwill. As of December 31, 2020 and June 30, 2021, the share of loss from Maya exceeded the total investment cost. As the Company is not required to fund losses, the balance was written down to zero.

In April 2019 and September 2020, the Company made an equity investment in a privately-held company, Beijing Huaxianglianxin Technology Company(the“Huaxiang”), the Company held 10% equity interest of the Huaxiang with total consideration of RMB 8,521 thousands. The Company exercises significant influence in the Huaxiang and therefore accounts for this as a long-term investment using equity method. The Company recognized the share of profit of nil and RMB 547 thousands(equivalent to USD 85 thousands) for the six months ended June 30, 2020 and 2021.

In January 2021, the Company acquired 31.25% of the equity interests of iQsim S.A., which is a provider of open virtual SIM (“VSIM”) platform and VSIM-enabled mobile devices based in France, with total consideration of EUR200 thousands. The Company exercises significant influence in the iQsim S.A and therefore accounts for this as a long-term investment using equity method. The Company recognized the share of loss of EUR 27 thousands (equivalent to USD 32 thousands) for the six months ended June 30, 2021.